UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023 (April 25, 2023)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
On April 25, 2023, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter ended March 31, 2023. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2023	2022	2022

Core non-interest expense:
Total non-interest expense	$56,479	$53,366	$51,629
Less: acquisition-related expenses	551	702	1,373
Less: pension settlement charges	—	46	—
Less: COVID-19-related expenses	—	2	94
Core non-interest expense	$55,928	$52,616	$50,162

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2023	2022	2022

Efficiency ratio:
Total non-interest expense	56,479	$53,366	51,629
Less: amortization of other intangible assets	1,871	1,998	1,708
Adjusted non-interest expense	$54,608	$51,368	$49,921

Total non-interest income	$19,060	$19,034	$20,050
Less: net gain (loss) on investment securities	(1,935)	(168)	130
Add: net loss on asset disposals and other transactions	(246)	(302)	(127)
Total non-interest income, excluding net gains and losses	$21,241	$19,504	$20,047

Net interest income	$72,878	$70,613	$54,310
Add: fully tax-equivalent adjustment (a)	399	412	391
Net interest income on a fully tax-equivalent basis	$73,277	$71,025	$54,701

Adjusted revenue	$94,518	$90,529	$74,748

Efficiency ratio	57.78%	56.74%	66.79%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$55,928	$52,616	$50,162
Less: amortization of other intangible assets	1,871	1,998	1,708
Adjusted core non-interest expense	$54,057	$50,618	$48,454

Adjusted revenue	$94,518	$90,529	$74,748

Efficiency ratio adjusted for non-core items	57.19%	55.91%	64.82%
`
(a) Tax effect is calculated using a 23.3% blended corporate income tax rate for each of the three months ended March 31, 2023 and December 31, 2022, and a 22.9% blended corporate income tax rate for the three months ended March 31, 2022.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

(Dollars in thousands, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022

Tangible equity:
Total stockholders' equity	$819,543	$785,328	$760,511	$786,824	$808,340
Less: goodwill and other intangible assets	324,562	326,329	328,428	328,132	341,865
Tangible equity	$494,981	$458,999	$432,083	$458,692	$466,475

Tangible assets:
Total assets	$7,311,520	$7,207,304	$7,005,854	$7,278,292	$7,239,261
Less: goodwill and other intangible assets	324,562	326,329	328,428	328,132	341,865
Tangible assets	$6,986,958	$6,880,975	$6,677,426	$6,950,160	$6,897,396

Tangible book value per common share:
Tangible equity	$494,981	$458,999	$432,083	$458,692	$466,475
Common shares outstanding	28,488,158	28,287,837	28,278,078	28,290,115	28,453,175

Tangible book value per common share	$17.37	$16.23	$15.28	$16.21	$16.39

Tangible equity to tangible assets ratio:
Tangible equity	$494,981	$458,999	$432,083	$458,692	$466,475
Tangible assets	$6,986,958	$6,880,975	$6,677,426	$6,950,160	$6,897,396

Tangible equity to tangible assets	7.08%	6.67%	6.47%	6.60%	6.76%

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands, except per share data)	2023	2022	2022

Pre-provision net revenue:
Income (loss) before income taxes	$33,606	$33,980	$29,538
Add: provision for credit losses	1,853	2,301	—
Add: loss on OREO	10	—	1
Add: loss on investment securities	1,935	168	—
Add: loss on other assets	229	278	22
Add: net loss on other transactions	7	23	104
Less: recovery of credit losses	—	—	6,807
Less: gain on investment securities	—	—	130
Pre-provision net revenue	$37,640	$36,750	$22,728
Total average assets	$7,222,464	$7,067,193	$7,067,816

Pre-provision net revenue to total average assets (annualized)	2.11%	2.06%	1.30%

Weighted-average common shares outstanding – diluted	28,021,879	27,981,656	28,129,131
Pre-provision net revenue per common share – diluted	$1.34	$1.31	$0.81

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2023	2022	2022

Annualized net income (loss) adjusted for non-core items:
Net income (loss)	$26,560	$26,849	$23,577
Add: loss on investment securities	1,935	168	—
Less: tax effect of loss on investment securities (a)	406	35	—
Less: gain on investment securities	—	—	130
Add: tax effect of net gain on investment securities (a)	—	—	27
Add: net loss on asset disposals and other transactions	246	302	127
Less: tax effect of net loss on asset disposals and other transactions (a)	52	63	27
Add: acquisition-related expenses	551	702	1,373
Less: tax effect of acquisition-related expenses (a)	116	147	288
Add: pension settlement charges	—	46	—
Less: tax effect of pension settlement charges (a)	—	10	—
Add: COVID-19-related expenses	—	2	94
Less: tax effect of COVID-19-related expenses (a)	—	—	20
Net income adjusted for non-core items (after tax)	$28,718	$27,814	$24,733

Days in the period	90	92	90
Days in the year	365	365	365
Annualized net income (loss)	$107,716	$106,520	$95,618
Annualized net income adjusted for non-core items (after tax)	$116,467	$110,349	$100,306
Return on average assets:
Annualized net income (loss)	$107,716	$106,520	$95,618
Total average assets	$7,222,464	$7,067,193	$7,067,816
Return on average assets	1.49%	1.51%	1.35%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items (after tax)	$116,467	$110,349	$100,306
Total average assets	$7,222,464	$7,067,193	$7,067,816
Return on average assets adjusted for non-core items	1.61%	1.56%	1.42%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2023	2022	2022

Annualized net income (loss) excluding amortization of other intangible assets:
Net income (loss)	$26,560	$26,849	$23,577
Add: amortization of other intangible assets	1,871	1,998	1,708
Less: tax effect of amortization of other intangible assets (a)	393	420	359
Net income excluding amortization of other intangible assets (after tax)	$28,038	$28,427	$24,926

Days in the period	90	92	90
Days in the year	365	365	365
Annualized net income (loss)	$107,716	$106,520	$95,618
Annualized net income (loss) excluding amortization of other intangible assets (after tax)	$113,710	$112,781	$101,089

Average tangible equity:
Total average stockholders' equity	$801,465	$768,650	$834,752
Less: average goodwill and other intangible assets	325,545	327,377	304,124
Average tangible equity	$475,920	$441,273	$530,628

Return on average stockholders' equity ratio:
Annualized net income	$107,716	$106,520	$95,618
Average stockholders' equity	$801,465	$768,650	$834,752

Return on average stockholders' equity	13.44%	13.86%	11.45%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets (after tax)	$113,710	$112,781	$101,089
Average tangible equity	$475,920	$441,273	$530,628

Return on average tangible equity	23.89%	25.56%	19.05%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.
.

Item 9.01.     Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits
See Index to Exhibits which follows:

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on April 25, 2023 to discuss results of operations for the quarter ended March 31, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 28, 2023	By:/s/
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer